UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2008

DIAMOND RANCH FOODS, LTD.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51206 (Commission File Number)	20-1389815 (IRS Employer Identification No.)
555 WEST STREET, NEW YORK, NY (principal executive offices)	10014 (Zip Code)

(212) 807-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On July 11, 2008, the Board of Directors of the Company determined that it would be in the best interests of the Company to restructure management.  Effective immediately Joseph Maggio was removed from his positions as the Company’s Chief Executive Officer and Chairman of the Board of Directors and William De Marzo was removed from his position as Chief Financial Officer.

Also, on July 11, 2008, the Board of Directors of the Company appointed Louis Vucci, Jr. the Company’s President and member of the Board of Directors, to serve as Chief Financial Officer. Mr. Vucci, Jr. agreed to serve in this position while the Company seeks to fill the vacancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2008	Diamond Ranch Foods, Ltd.

By /s/ Louis Vucci, Jr.
Louis Vucci, Jr., President